SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 29, 2002
                                -----------------

                              GWL&A FINANCIAL INC.
             (Exact name of registrant as specified in its charter)

         Delaware                333-64473            84-1474245
(State or other jurisdiction     (Commission File     (IRS Employer
 of incorporation)               Number)              Identification No.)

8515 East Orchard Road, Greenwood Village, Colorado       80111
(Address of principal executive offices)                (Zip Code)

(303) 737-3000

(Registrant's telephone number, including area code)
--------------------------------------------------------------------------------

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number      Title

99                  Great-West Lifeco Press Release      dated October 29, 2002


ITEM 9. REGULATION FD DISCLOSURE

On October 29, 2002, Great-West Lifeco Inc., an indirect Canadian parent company of the Registrant, issued a press release regarding its financial results for the third quarter of 2002. The press release includes a discussion of the financial results of Great-West Life & Annuity Insurance Company, the operating subsidiary of the Registrant. A copy of the press release is attached as Exhibit 99 hereto. The dollar amounts referred to in the press release are in Canadian dollars unless otherwise stated.

This Form 8-K contains forward-looking statements. Forward-looking statements are statements not based on historical information and which relate to future operations, strategies, financial results or other developments. In particular, statements using verbs such as "expect," "anticipate," "believe" or words of similar import generally involve forward-looking statements. Without limiting the foregoing, forward-looking statements include statements which represent the Registrant's beliefs concerning future or projected levels of sales of the Registrant's products, investment spreads or yields, or the earnings or profitability of the Registrant's activities. Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Registrant's control and many of which, with respect to future business decisions, are subject to change. These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Registrant. Whether or not actual results differ materially from forward-looking statements may depend on numerous foreseeable and unforeseeable events or developments, some of which may be national in scope, such as general economic conditions and interest rates, some of which may be related to the insurance industry generally, such as pricing competition, regulatory developments and industry consolidation, and others of which may relate to the Registrant specifically, such as credit, volatility and other risks associated with the Registrant's investment portfolio, and other factors. Readers are also directed to consider other risks and uncertainties discussed in documents filed by the Registrant and certain of its subsidiaries with the Securities and Exchange Commission.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2002

                                            GWL&A FINANCIAL INC.

                                            By:/s/ Richard G. Schultz

                                            Name: Richard G. Schultz

                                            Title: Vice President,
                                            Counsel
                                            and Associate Secretary

                 Great-West Lifeco reports third quarter results

Winnipeg, October 29, 2002 ... Great-West Lifeco Inc. has reported net income attributable to common shareholders of $696 million or $1.889 per common share for the nine months ended September 30, 2002, compared to $0.877 per common share reported a year ago.

This result represents an increase of 15% over 2001, after adjusting the first nine months of 2001 for non-recurring charges relating to goodwill amortization, Alta Health and Life Insurance Company (Alta), and the events of September 11, 2001 to facilitate comparison between years.

For the third quarter, net income attributable to common shareholders was $240 million, compared to adjusted 2001 results of $213 million.

Highlights - nine months 2002

o Earnings per common share increased 15% over 2001 levels, reflecting solid increases in earnings from Lifeco's Canadian and United States operations.

o The overall quality of the Company's investment portfolio remains high, with exposure to non-investment grade bonds at 2.1% of the bond portfolio.

o Return on common shareholders' equity was 22.3% for the twelve months ended September 30, 2002, compared to 21.0% in 2001, using adjusted 2001 results.

o Quarterly dividends declared were 24.75(cent) per common share for December 31, 2002. Dividends paid on common shares for nine months of 2002 were 21% higher than a year ago.

Consolidated net earnings for Lifeco are the net operating earnings of The Great-West Life Assurance Company (Great-West) in Canada and Great-West Life & Annuity (GWL&A) in the United States, together with Lifeco's corporate results. The following comparative figures for 2001 have been adjusted to exclude goodwill amortization, Alta charges, and the events of September 11, 2001.

Canadian Consolidated net earnings of Lifeco attributable to common shareholders for the nine months ended September 30, 2002 increased 15% to $325 million from $282 million at September 30, 2001. For the third quarter, Canadian net income was $114 million compared to $97 million at September 30, 2001, up 18% after adjusting for charges relating to the events of September 11, 2001.

During the third quarter, the Company recognized a reduction in provisions for income taxes arising from the completion of tax audits, as well as an increase in reinsurance actuarial reserves related to potential exposures to future risks. The net impact on earnings from these two events was not material.

Lifeco's United States Consolidated net earnings for the first nine months of 2002 increased 13% to $371 million from $329 million a year ago. For the third quarter, United States net income was $126 million compared to $116 million at September 30, 2001, an increase of 9%.

GWL&A's nine months net income attributable to common shareholders increased to US $242 million from US $222 million at September 30, 2001. For the third quarter, GWL&A's earnings were US $82 million compared to US $78 million a year ago.

The Great-West Life Assurance Company

Developments

o As of September, Great-West and London Life's combined retail investment funds net deposits as a percentage of opening assets were 5.5 times higher than the industry average, as measured by the Investment Funds Institute of Canada. The Company attributes this to the strength of its advice distribution channels, and the asset-allocation based approach used to assist clients in their investment planning.

o Great-West and London Life's share of the individual segregated funds market grew to 25.9% at September 30, 2002 from 23.6% at December 31, 2001, based on assets as reported by Investor Economics. The Company continues to lead the industry in terms of market share.

o Great-West Life made a three-year commitment to the Foundation for the Advancement of Aboriginal Youth, to fund scholarships for Aboriginal students in business, arts and science programs.

Results

"Great-West continues to perform well in all fundamental measures, particularly given the volatility of the current market environment," says Raymond L. McFeetors, President & Chief Executive Officer, Great-West Life. "Earnings are up in quarter and year to date, as are premiums and deposits from all lines of business. Segregated funds continue to be a success story for Great-West and London Life, where we've seen growth in our market share and significantly outperformed the market in net deposits."

Total premiums and deposits for the nine months ended September 30, 2002, including reinsurance premiums, were up 13% from 2001 levels.

Fee income increased 10% in the nine months ended September 30, 2002 compared to 2001, associated with increases in both segregated funds assets and ASO contract volumes.

Total assets under administration at September 30, 2002 were $53.3 billion, up 3% from a year ago and essentially the same as at December 31, 2001.

Great-West Life & Annuity Insurance Company

Developments

o As a result of GWL&A's conservative, long-term investment strategy focusing on high-quality assets and broad diversification, the Company's net investment yield is above expectation and major write downs have been avoided.

o The Company hired a new Executive Vice President, Mr. Richard Rivers, to lead its Employee Benefits Division.

Results

"The Company's strategy continues to focus on improving the profitability of its Employee Benefits business," says William T. McCallum, President & Chief Executive Officer, Great-West Life & Annuity. "Price increases have resulted in lower enrollment levels but the Company is on target in achieving better morbidity results, lower expenses per member and overall higher margins."

The decrease in US $ premium income and deposits for the nine months ended September 30, 2002 of 13% was comprised of reductions in both Employee Benefits and Financial Services. The change in the Employee Benefits segment is due to a contraction in health care medical membership, while the change in the Financial Services segment is primarily due to lower 401(k) single premium deposits.

Fee income is derived from the management of segregated funds assets and the administration of Group health ASO business. The decrease in year-to-date fee income in 2002 arises out of both the health care business and the effects of the U.S. equity markets on segregated funds fees.

Total assets under administration were $41.1 billion at September 30, 2002, relatively unchanged from a year ago, and down $3.1 billion compared with December 31, 2001, essentially due to reductions in market values of segregated funds.

Quarterly Dividends

At its meeting today, the Board of Directors approved a quarterly dividend of $0.2475 per share on the common shares of the Company payable December 31, 2002 to shareholders of record at the close of business December 17, 2002.

In addition, the Directors approved quarterly dividends on the preferred shares of the Company: o Series B First Preferred Shares $0.465625 per share; o Series C First Preferred Shares $0.484375 per share; and o Series D First Preferred Shares $0.293750 per share payable December 31, 2002 to shareholders of record at the close of business December 17, 2002 o Class A, Series 1 Preferred Shares $0.3125 per share payable January 31, 2003 to shareholders of record at the close of business January 17, 2003.

Great-West Lifeco

Great-West Lifeco Inc. is a financial services holding company with interests in the life insurance, health insurance, retirement savings, and reinsurance businesses, primarily in Canada and the United States. Lifeco's subsidiaries - The Great-West Life Assurance Company and London Life Insurance Company (Freedom 55 Financial (TM)) in Canada and Great-West Life & Annuity Insurance Company in the United States - serve the financial security needs of more than 13 million people. Lifeco and its companies have $94 billion in assets under administration. Great-West Lifeco is a member of the Power Financial Corporation group of companies.

Forward-looking statements

This release may contain forward-looking statements about future operations, financial results, objectives and strategies of the Company. Forward-looking statements are typically identified by the words "believe", "expect", "anticipate", "intend", "estimate" and other similar expressions.

These statements are necessarily based on estimates and assumptions that are inherently subject to risks and uncertainties, many of which are beyond the Company's control. Actual results may differ materially due to a variety of factors, including legislative or regulatory developments, competition, technological change, global capital market activity, interest rates and general economic and political conditions in Canada, North America or internationally.

Readers are urged to consider these and other such factors carefully and not place undue emphasis on the Company's forward-looking statements.

Unless otherwise required by securities laws, the Company does not intend or have any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Further information

Financial highlights and the September 30, 2002 interim unaudited consolidated financial statements are attached.

Great-West Lifeco's third quarter analyst teleconference will be held Wednesday, October 30, at 10:00 a.m. (Eastern). The call can be accessed through www.greatwestlifeco.com or by phone, through listen-only lines at 1-800-387-6216 (passcode: Chantal) or 416-405-9328 in Toronto.

A replay of the call will be available from 3:00 p.m. October 31, until November 6, and can be accessed by calling 1-800-408-3053 (passcode: 1281989) or 416-695-5800 in Toronto.

                                     - end -

For more information contact:

Marlene Klassen

Director, Media & Public Relations

(204) 946-7705

marlene.klassen@gwl.ca

                        FINANCIAL HIGHLIGHTS (unaudited)
            (in millions of dollars except per common share amounts)

                                             2002                       2001
                                  ---------------------------- ------------------------
                                  ---------------------------- ------------------------
                                   Canada    U.S.     Total    Canada   U.S.    Total      % Change
                                  ---------------------------- ------------------------ ---------------
-------------------------------------------------------------- ------------------------ ------
For the three months ended September 30

Premiums:

   Life insurance, guaranteed annuities
     and insured health products   $ 1,080    $ 803   $ 1,883    $ 992   $ 700 $ 1,692    11%
   Reinsurance & specialty

      general insurance              1,227        -     1,227      853       -     853    44%
Self-funded premium equivalents
    (ASO contracts)   (1)              332    2,037     2,369      304   2,119   2,423    -2%
Segregated funds deposits:   (1)

   Individual products                 317      173       490      289     774   1,063   -54%
   Group products                      239      639       878      168     642     810     8%
                                  ---------------------------- ------------------------ ------
                                  ---------------------------- ------------------------ ------
Total premiums and deposits        $ 3,195  $ 3,652   $ 6,847  $ 2,606 $ 4,235 $ 6,841     -%
                                  ---------------------------- ------------------------ ------
                                  ---------------------------- ------------------------ ------
Fee and other income                   102      339       441       98     387     485    -9%
Paid or credited to policyholders    2,534      988     3,522    2,137     857   2,994    18%
Net income attributable to:
   Preferred shareholders                8       (1)        7        7       -       7     -%
   Common shareholders                 114      126       240        9     115     124    94%
   2001 adjustments  (2)

        Goodwill amortization            -        -         -       15       1      16
        Alta                             -        -         -        -       -       -
        September 11, 2001               -        -         -       73       -      73
   Adjusted net income common
        shareholders  (2)              114      126       240       97     116     213    13%

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Per Common Share

Basic earnings                                        $ 0.653                  $ 0.334    96%
2001 adjustments  (2)

   Goodwill amortization                                    -                    0.043
   Alta                                                     -                        -
   September 11, 2001                                       -                    0.199
Adjusted basic earnings (2)                             0.653                    0.576    13%
Dividends paid                                         0.2475                    0.205    21%

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

   (1) Segregated funds deposits and self-funded premium equivalents (ASO contracts)

   The financial statements of a life insurance company do not include the assets, liabilities, deposits and withdrawals of segregated funds or the claims payments related to administrative services only (ASO) Group health contracts. However, the Company does earn fee and other income related to these contracts.

   Both segregated fund and ASO contracts are an important aspect of the overall business of the Company and should be considered when comparing volumes, size and trends.

   (2) In addition to net income (Canadian GAAP basis), adjusted net income for 2001 is presented for information. 2001 results include: (i) A charge of $16 after-tax or $0.043 per common share for the three months ended September 30, 2001 and $48 after-tax or $0.129 per common share for the nine months ended September 30, 2001 related to the amortization of goodwill. On January 1, 2002, the Company stopped amortizing goodwill in accordance with new Canadian Institute of Chartered Accountants standard 3062 Goodwill and Other Intangible Assets (see note 2 of the Company's 2002 interim financial statements); (ii) A second quarter charge of $164 after-tax or $0.440 per common share related to Alta Health & Life Insurance Company (Alta), an indirect wholly-owned subsidiary and part of the Company's United States Employee Benefits segment. (iii) A third-quarter charge of $73 after-tax or $0.199 per common share from the events of September 11, 2001. Return on common shareholders' equity is also presented excluding 2001 adjustments.

                   FINANCIAL HIGHLIGHTS (unaudited) (cont'd)
            (in millions of dollars except per common share amounts)

                                             2002                       2001
                                  ---------------------------- ------------------------
                                  ---------------------------- ------------------------
                                   Canada    U.S.     Total    Canada   U.S.    Total      % Change
                                  ---------------------------- ------------------------ ---------------
-------------------------------------------------------------- ------------------------ ------
For the nine months ended September 30

Premiums:

   Life insurance, guaranteed annuities
     and insured health products   $ 3,176  $ 2,249   $ 5,425  $ 2,986 $ 2,298 $ 5,284     3%
   Reinsurance & specialty

      general insurance              2,882        -     2,882    2,328       -   2,328    24%
Self-funded premium equivalents
    (ASO contracts)   (1)            1,002    6,196     7,198      924   6,684   7,608    -5%
Segregated funds deposits:   (1)

   Individual products               1,329      500     1,829    1,215   1,057   2,272   -19%
   Group products                      829    2,497     3,326      700   2,878   3,578    -7%
                                  ---------------------------- ------------------------ ------
                                  ---------------------------- ------------------------ ------
Total premiums and deposits        $ 9,218 $ 11,442  $ 20,660  $ 8,153 $12,917 $21,070    -2%
                                  ---------------------------- ------------------------ ------
                                  ---------------------------- ------------------------ ------
Fee and other income                   316    1,063     1,379      286   1,128   1,414    -2%
Paid or credited to policyholders    6,675    2,759     9,434    5,960   2,860   8,820     7%
Net income attributable to:
   Preferred shareholders               23        -        23       22       1      23     -%
   Common shareholders                 325      371       696      164     162     326   113%
   2001 adjustments  (2)

        Goodwill amortization            -        -         -       45       3      48
        Alta                             -        -         -        -     164     164
        September 11, 2001               -        -         -       73       -      73
   Adjusted net income common
        shareholders  (2)              325      371       696      282     329     611    14%

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Per Common Share

Basic earnings                                        $ 1.889                  $ 0.877   115%
2001 adjustments  (2)

   Goodwill amortization                                    -                    0.129
   Alta                                                     -                    0.440
   September 11, 2001                                       -                    0.199
Adjusted basic earnings (2)                             1.889                    1.645    15%
Dividends paid                                         0.6975                    0.575    21%

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Return on common shareholders' equity (12 months):

   Net income                                           22.3%                    13.7%
   Adjusted net income  (2)                             22.5%                    21.0%

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
At September 30

Total assets                      $ 35,387 $ 24,048  $ 59,435  $34,091 $24,057 $58,148     2%
Segregated funds assets  (1)        17,892   17,055    34,947   17,642  18,060  35,702    -2%
                                  ---------------------------- ------------------------ ------
                                  ---------------------------- ------------------------ ------
Total assets under administration $ 53,279 $ 41,103  $ 94,382  $51,733 $42,117 $93,850     1%
                                  ============================ ======================== ======
                                  ============================ ======================== ======

Capital stock and surplus                             $ 4,715                  $ 4,287    10%
Book value per common share                           $ 11.40                  $ 10.16    12%

                 SUMMARY OF CONSOLIDATED OPERATIONS (unaudited)
            (in millions of dollars except earnings per common share)

                                               For the three months    For the nine months
                                                ended September 30      ended September 30

                                              ----------------------- -----------------------
                                              ----------------------- -----------------------
                                                 2002        2001        2002        2001

Income

    Premium income                               $ 3,110     $ 2,545     $ 8,307     $ 7,612
    Net investment income                            878         892       2,704       2,736
    Fee and other income                             441         485       1,379       1,414
                                              -----------  ---------- -----------  ----------
                                              -----------  ---------- -----------  ----------
                                                   4,429       3,922      12,390      11,762
                                              -----------  ---------- -----------  ----------
                                              -----------  ---------- -----------  ----------

Benefits and Expenses
    Paid or credited to policyholders and
         beneficiaries including policyholder
         dividends and experience refunds   (note 73,522       2,994       9,434       8,820
    Commissions                                      166         180         531         517
    Operating expenses                               413         455       1,329       1,455
    Premium taxes                                     31          40          92          89
    Special charge(note 13)                            -           -           -         202
                                              -----------  ---------- -----------  ----------
                                              -----------  ---------- -----------  ----------

Net operating income before income taxes             297         253       1,004         679

    Income taxes- current                            121          49         297         228
                - future   (note 8)                  (61)         61         (14)         30
                                              -----------  ---------- -----------  ----------
                                              -----------  ---------- -----------  ----------

Net income before minority and other interests       237         143         721         421

Minority and other interests (note 4)                (10)         (4)          2          24
                                              -----------  ---------- -----------  ----------
                                              -----------  ---------- -----------  ----------

Net income before amortization of goodwill           247         147         719         397

Amortization of goodwill                               -          16           -          48
                                              -----------  ---------- -----------  ----------
                                              -----------  ---------- -----------  ----------

Net income                                         $ 247       $ 131       $ 719       $ 349
                                              ===========  ========== ===========  ==========
                                              ===========  ========== ===========  ==========

Earnings per Common Share (note 6)

    Basic                                        $ 0.653     $ 0.334     $ 1.889     $ 0.877
                                              ===========  ========== ===========  ==========
                                              ===========  ========== ===========  ==========

    Diluted                                      $ 0.646     $ 0.329     $ 1.865     $ 0.862
                                              ===========  ========== ===========  ==========
                                              ===========  ========== ===========  ==========

---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

Summary of Net Income

    Preferred shareholder dividends                  $ 7         $ 7        $ 23        $ 23

    Net income - common shareholders                 240         124         696         326
                                              -----------  ---------- -----------  ----------
                                              -----------  ---------- -----------  ----------

    Net income                                     $ 247       $ 131       $ 719       $ 349
                                              ===========  ========== ===========  ==========
                                              ===========  ========== ===========  ==========

Average number of shares outstanding - basic                          368,470,287  371,743,697
Average number of shares outstanding - diluted                        373,252,342  378,222,013

United States operating results during the first nine months of 2002 have been included at the average market rate of $1.5700 Canadian compared with $1.5380
Canadian in 2001.

                     CONSOLIDATED BALANCE SHEET (unaudited)
                            (in millions of dollars)

                                                    September 30,    December 31,     September 30,
                                                      2002             2001            2001
                                                   ------------     -----------     -----------
                                                   ------------     -----------     -----------
      Assets

      Bonds                                           $ 32,428        $ 32,581        $ 32,222
      Mortgage loans                                     8,035           8,369           8,404
      Stocks                                             1,513           1,379           1,374
      Real estate                                        1,258           1,272           1,260
      Loans to policyholders                             6,123           6,213           5,992
      Cash and certificates of deposit                   1,328             837             588
      Funds withheld by ceding insurers                  4,538           4,477           4,098
      Premiums in course of collection                     351             410             423
      Interest due and accrued                             550             543             600
      Future income taxes (note 8)                         240             317             239
      Goodwill and intangible assets (note 3)            1,687           1,604           1,607
      Other assets                                       1,384           1,157           1,341
                                                   ------------     -----------     -----------
                                                   ------------     -----------     -----------

      Total assets                                    $ 59,435        $ 59,159        $ 58,148
                                                   ============     ===========     ===========
                                                   ============     ===========     ===========

      Liabilities

      Policy liabilities

         Actuarial liabilities (note 7)               $ 44,254        $ 43,909        $ 43,510
         Provision for claims                              638             753             707
         Provision for policyholder dividends              375             355             356
         Provision for experience rating refunds           940             834             753
         Policyholder funds                              1,818           1,748           1,734
                                                   ------------     -----------     -----------
                                                   ------------     -----------     -----------
                                                        48,025          47,599          47,060

      Commercial paper and other loans                   1,015           1,075           1,002
      Current income taxes                                 525             508             294
      Other liabilities                                  1,783           2,181           2,084
      Repurchase agreements                                446             400             445
      Net deferred gains on portfolio investments sold   1,000           1,049           1,052
                                                   ------------     -----------     -----------
                                                   ------------     -----------     -----------
                                                        52,794          52,812          51,937

      Minority and other int(notes4)                     1,926           1,950           1,924

      Capital Stock and Surplus

         Capital stock (note 5)                          2,082           2,083           2,083
         Surplus                                         2,278           1,951           1,863
         Provision for unrealized gain on translation
           of net investment in foreign operations         355             363             341
                                                   ------------     -----------     -----------
                                                   ------------     -----------     -----------
                                                         4,715           4,397           4,287
                                                   ------------     -----------     -----------
                                                   ------------     -----------     -----------

      Liabilities, capital stock and surplus          $ 59,435        $ 59,159        $ 58,148
                                                   ============     ===========     ===========
                                                   ============     ===========     ===========

      United States assets and liabilities have been translated at the market rates of $1.5860 Canadian for September 30, 2002, $1.5930 Canadian for December 31, 2001 and $1.5790 Canadian for September 30, 2001.

                  CONSOLIDATED STATEMENT OF SURPLUS (unaudited)
                            (in millions of dollars)

                                                             For the nine months
                                                             ended September 30

                                                             ----------------------------------
                                                             ----------------------------------
                                                                 2002               2001


Balance, beginning of year                                        $ 1,951              $ 1,868

Net income                                                            719                  349

Acquisition discount - preferred shares of subsidiary                   -                    1

Common share cancellation excess                                     (112)                (118)

Dividends to shareholders

      Preferred shareholders                                          (23)                 (23)
      Common shareholders                                            (257)                (214)
                                                             -------------     ----------------
                                                             -------------     ----------------

Balance, end of period                                            $ 2,278              $ 1,863
                                                             =============     ================
                                                             =============     ================

                CONSOLIDATED STATEMENT OF CASH FLOWS (unaudited)
                            (in millions of dollars)

                                                 For the three months          For the nine months
                                                  ended September 30           ended September 30
                                              ---------------------------   --------------------------
                                              ---------------------------   --------------------------
                                                 2002            2001         2002            2001

Operations

   Net income                                      $ 247           $ 131        $ 719           $ 349
   Adjustments for non-cash items:
      Change in policy liabilities                   738             432          610             968
      Change in funds withheld by ceding insurers   (416)           (294)         (61)           (543)
      Change in current income taxes payable         (26)            (31)          14            (139)
      Future income tax expense                      (61)             61          (14)             30
      Amortization of goodwill                         -              16            -              48
      Other                                         (579)            303         (854)             64
                                              -----------     -----------   ----------     -----------
                                              -----------     -----------   ----------     -----------
Cash flows from operations                           (97)            618          414             777

Financing Activities

   Issue of common shares                              2               6           14              14
   Purchased and cancelled common shares             (53)            (69)        (127)           (135)
   Issue (repayment) of commercial paper and other lo(50)            (17)         (58)            (52)
   Dividends paid                                    (98)            (84)        (280)           (237)
                                              -----------     -----------   ----------     -----------
                                              -----------     -----------   ----------     -----------
                                                    (199)           (164)        (451)           (410)

Investment Activities

   Bond sales and maturities                       5,456           3,510       15,944          13,597
   Mortgage loan repayments                          405             610        1,272           1,497
   Stock sales                                       148              42          279             393
   Real estate sales                                   -               6           38               6
   Change in loans to policyholders                  238              (1)          68            (183)
   Change in repurchase agreements                   (55)             78           47             433
   Investment in subsidiaries                          -               -           72             (15)
   Investment in bonds                            (5,112)         (4,363)     (15,791)        (14,543)
   Investment in mortgage loans                     (313)           (320)        (922)         (1,070)
   Investment in stocks                              (55)            (31)        (451)           (612)
   Investment in real estate                          (9)             (9)         (28)            (22)
                                              -----------     -----------   ----------     -----------
                                              -----------     -----------   ----------     -----------
                                                     703            (478)         528            (519)

Increase in cash and certificates of deposit         407             (24)         491            (152)

Cash and certificates of deposit,

   beginning of period                               921             612          837             740

Cash and certificates of deposit,

                                              -----------     -----------   ----------     -----------
                                              -----------     -----------   ----------     -----------
   end of period                                 $ 1,328           $ 588      $ 1,328           $ 588
                                              ===========     ===========   ==========     ===========
                                              ===========     ===========   ==========     ===========

         Notes to Interim Consolidated Financial Statements (unaudited)
                 ($ amounts in millions unless otherwise noted)

1.   Basis of Presentation

     The interim unaudited consolidated financial statements of Great-West Lifeco Inc. (Lifeco) at September 30, 2002 have been prepared in accordance with Canadian generally accepted accounting principles, using the same accounting policies and methods of computation followed in the consolidated financial statements for the year ended December 31, 2001, except as noted below. These interim consolidated financial statements should be read in conjunction with the consolidated financial statements and notes thereto in the Company's annual report dated December 31, 2001.

2.   Change in Accounting Policies

(a) Business Combinations, Goodwill and Other Intangible Assets

     On January 1, 2002, the Company adopted the recommendations of the Canadian Institute of Chartered Accountants (CICA) Handbook Section 1581 Business Combinations and Section 3062 Goodwill and Other Intangible Assets.

     In accordance with the requirements of the new standards, as at January 1, 2002, the Company: - analyzed existing goodwill and reclassified items that should be recognized as separate intangible assets; - completed impairment testing of all indefinite life intangible assets; - ceased amortizing goodwill and indefinite life intangible assets; - allocated goodwill to reporting units and completed the related transitional impairment testing of allocated goodwill.

     No impairment loss resulted from the transitional impairment testing of allocated goodwill. Other than the elimination of goodwill amortization charges from the Summary of Consolidated Operations, and the reclassifications on the Consolidated Balance Sheet as described in Note 3, the new standards had no impact on the financial statements for the nine months ended September 30, 2002.

     The following table provides a reconciliation between reported net income, earnings per share and diluted earnings per share adjusted to exclude amortization of goodwill, on an after-tax basis:

                                              For the three months        For the nine months
                                               ended September 30         ended September 30

                                             -----------------------  ----------------------------
                                             -----------------------  ----------------------------
                                                2002        2001         2002            2001
                                             -----------  ----------  ------------   -------------
                                             -----------  ----------  ------------   -------------

     Net income:

        Reported net income                       $ 247       $ 131         $ 719           $ 349
        Add back: amortization of goodwill,           -          16             -              48
           net of tax
                                             -----------  ----------  ------------   -------------
                                             -----------  ----------  ------------   -------------
        Net income adjusted for amortization
             of goodwill                          $ 247       $ 147         $ 719           $ 397
                                             ===========  ==========  ============   =============
                                             ===========  ==========  ============   =============

     Basic earnings per common share:

        Reported earnings per common share      $ 0.653     $ 0.334       $ 1.889         $ 0.877
        Add back: amortization of goodwill,           -       0.043             -           0.129
           net of tax
                                             -----------  ----------  ------------   -------------
        ------------------------------------------------  ----------  ------------   -------------
        Basic earnings per common share adjusted
             for amortization of goodwill       $ 0.653     $ 0.377       $ 1.889         $ 1.006
                                             ===========  ==========  ============   =============
                                             ===========  ==========  ============   =============

     Diluted earnings per common share:

        Reported diluted earnings per common    $ 0.646     $ 0.329       $ 1.865         $ 0.862
           share
        Add back: amortization of goodwill,           -       0.042             -           0.127
           net of tax
                                             -----------  ----------  ------------   -------------
        ------------------------------------------------  ----------  ------------   -------------
        Diluted earnings per common share adjusted
             for amortization of goodwill       $ 0.646     $ 0.371       $ 1.865         $ 0.989
                                             ===========  ==========  ============   =============
                                             ===========  ==========  ============   =============







(b)  Foreign Currency Translation

     On January 1, 2002, the Company adopted the recommendations of the CICA Handbook Section 1650 Foreign Currency Translation. The amended standards eliminate the deferral and amortization approach to exchange gains and losses on long-term monetary items and require the disclosure of exchange gains and losses included in the calculation of net income. There is no material effect of this change in accounting policy on the financial statements of the Company.

     Net investment income includes pre-tax foreign exchange losses of $17 for the nine months ended September 30, 2002 ($24 for the nine months ended September 30, 2001) and $4 for the three months ended September 30, 2002 ($8 for the three months ended September 30, 2001).

(c) Stock-Based Compensation and Other Stock-Based Payments

     On January 1, 2002, the Company adopted the recommendations of the CICA Handbook Section 3870 Stock-Based Compensation and Other Stock-Based Payments. The new standard permits the use of the fair value based method or an intrinsic value based method of accounting for employee stock-based compensation. When an intrinsic value based method of accounting is used, pro forma net income and pro forma earnings per share must be disclosed as if the fair value based method of accounting had been used to account for stock-based compensation cost.

     26,000 options were granted during the second quarter, and 148,500 options were granted during the third quarter. The weighted-average fair value of options granted was $16.23 per option. The fair value of each option grant was estimated using the Black-Scholes option-pricing model with the following weighted average assumptions used for the options granted for the nine months ended September 30, 2002: dividend yield 2.453%, expected volatility 31.67%, risk-free interest rate 5.125%, and expected life of 7 years.

     The Company has elected to apply the intrinsic value based method of accounting for employee stock-based compensation. In accordance with the intrinsic value based method of accounting for stock-based compensation, no compensation expense has been recognized. Had the fair value based method of accounting been applied, compensation expense, net of tax, would have been recorded for options granted under the Company's plan during the nine months ended September 30, 2002 based on the fair value of the options granted, amortized over the vesting period. The Company's net income for the nine months ended September 30, 2002 on this basis would have been reduced by less than $1 and earnings per common share would have been reduced by less than $.001.

(d)  Moving Average Market Method

     Effective July 1, 2002, the Company has implemented revised OSFI rates used to calculate the moving average market value adjustment for stocks and real estate. The rate used to adjust stocks towards market value has been changed from 15% per annum to 5% per quarter and the rate used to adjust real estate towards market value has been changed from 10% per annum to 3% per quarter. This change in accounting estimate has been applied prospectively and does not have a material effect on the financial statements of the Company.

(e) Certain of 2001 amounts presented for comparative purposes have been reclassified to conform with the presentation adopted in the current year.

3.   Goodwill and Intangible Assets

(a)  Goodwill

     Carrying value of goodwill and changes in the carrying value of goodwill for the nine months ended September 30, 2002 are as follows:

                                                           Canada     United States     Total

                                                          ----------  ----------------------------
                                                          ----------  ------------   -------------

     Balance, beginning of year                             $ 1,538       $ 66          $ 1,604          1,604
     Reclassification between goodwill and intangible assets   (529)            -                         (529)
     Reclassification between goodwill and future taxes          86             -                           86
     Sale of subsidiary                                          (3)                       -                (3)
                                                          ----------  ------------   -------------
                                                          ----------  ------------   -------------
     Balance, end of period                                $ 1,092        $ 661,092     $ 1,158          1,158
                                                          ==========  ============   =============
                                                          ==========  ============   =============






(b)  Intangible Assets

     The Company has identified the following indefinite life intangible assets acquired as part of London Insurance Group in 1997, which are not subject to amortization. Carrying value of intangible assets and changes in the carrying value of intangible assets for the nine months ended September 30, 2002 are as follows:

                                                           Canada     United States     Total

                                                          ----------  ------------   -------------
                                                          ----------  ------------   -------------

        Balance, beginning of year                              $ -       $ -             $ -                -
        Reclassified from goodwill

            - Brands and trademarks                             175             -                        175
            - Shareholders portion of acquired future
               Participating account profits                    354                        -             354
                                                          ----------  ------------   -------------
                                                          ----------  ------------   -------------
        Balance, end of period                              $ 529         $ -    529     $ 529             529
                                                          ==========  ============   =============
                                                          ==========  ============   =============



4.   Minority and Other Interests

     The Company controls a 100% equity interest in The Great-West Life Assurance Company (Great-West) and Great-West Life & Annuity Insurance Company (GWL&A) at September 30, 2002 and September 30, 2001. The minority and other interests of GWL&A and Great-West and its subsidiaries are:

     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------

     a)                                       For the three months For the nine
                                              months ended September 30, ended
                                              September 30,

                                             -----------------------  ----------------------------
                                             -----------------------  ----------------------------
                                                2002        2001         2002            2001
        Participating policyholder

                  Net income attributable to participating
                    policyholder before policyholder dividends
                       Great-West                  $ 20        $ 25          $ 65            $ 75
                       London Life                  121         110           378             355
                       GWL&A                         48          51           150             155


                  Policyholder dividends

                       Great-West                    23          22            69              64
                       London Life                  134         124           391             366
                       GWL&A                         48          50           149             151
                                             -----------  ----------  ------------   -------------
                                             -----------  ----------  ------------   -------------
                  Net income                      $ (16)      $ (10)        $ (16)            $ 4
                                             -----------  ----------  ------------   -------------
                                             -----------  ----------  ------------   -------------

        Preferred shareholder dividends               6           5            17              16

        Minority shareholder interest                 -           1             1               4
                                             -----------  ----------  ------------   -------------
                                             -----------  ----------  ------------   -------------
        Total                                     $ (10)       $ (4)          $ 2            $ 24
                                             ===========  ==========  ============   =============
                                             ===========  ==========  ============   =============

     ---------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------

     b)                                                     As at September
                                                            30,December 31,
                                                            September 30, 2002
                                                            2001 2001

                                                          ----------  ------------   -------------
                                                          ----------  ------------   -------------

        Participating policyholder
           undistributed surplus

                  Great-West                                  $ 328         $ 332           $ 339
                  London Life                                   902           914             889
                  GWL&A                                         235           235             235
                                                          ----------  ------------   -------------
                                                          ----------  ------------   -------------
                                                              1,465         1,481           1,463

        Preferred shareholders                                  459           459             459

        Minority interests in capital stock and surplus           2            10               2
                                                          ----------  ------------   -------------
                                                          ----------  ------------   -------------
                                                            $ 1,926       $ 1,950         $ 1,924
                                                          ==========  ============   =============
                                                          ==========  ============   =============

5.   Capital Stock
     Authorized

         Unlimited First Preferred Shares, Class A Preferred Shares and Second Preferred Shares
         Unlimited Common Shares

     Issued and Outstanding

                                          September 30, 2002            September 30, 2001
                                      ---------------------------   ---------------------------
                                      ---------------------------   ---------------------------
                                                    Stated Value                   Stated Value
                                        Number      (thousands)       Number       (thousands)
                                      -----------   -------------   ------------   ------------
                                      -----------   -------------   ------------   ------------
     Preferred Shares:

         Series B, 7.45% Non-Cumulative

             First Preferred Shares    4,000,000       $ 100,000      4,000,000      $ 100,000
         Series C, 7.75% Non-Cumulative

             First Preferred Shares    4,000,000         100,000      4,000,000        100,000
         Series D, 4.70% Non-Cumulative

             First Preferred Shares    8,000,000         200,000      8,000,000        200,000
         Series 1, 5.00% Non-Cumulative

             Class A Preferred Shares  5,192,242         129,806      5,192,242        129,806
                                      -----------   -------------   ------------   ------------
                                      -----------   -------------   ------------   ------------

         Balance, end of period       21,192,242       $ 529,806     21,192,242      $ 529,806
                                      -----------   -------------   ------------   ------------
                                      -----------   -------------   ------------   ------------

     Common Shares:

         Balance, beginning of year   369,459,808    $ 1,553,294    372,404,725    $ 1,556,559
         Purchased and cancelled under
             Normal Course Issuer Bid (3,533,300)        (14,901)    (3,958,800)       (16,598)
         Issued under Stock Option Plan1,267,438          14,061      1,485,079         13,443
                                      -----------   -------------   ------------   ------------
                                      -----------   -------------   ------------   ------------

         Balance, end of period       367,193,946    $ 1,552,454    369,931,004    $ 1,553,404
                                      -----------   -------------   ------------   ------------
                                      -----------   -------------   ------------   ------------

     Total Capital Stock                             $ 2,082,260                   $ 2,083,210
                                                    =============                  ============
                                                    =============                  ============


6.   Earnings Per Common Share

     The following table provides the reconciliation between basic and diluted earnings per common share:

                                                             For the three months For the nine months
                                                              ended September 30  ended September 30

                                                             -----------------------------------------
                                                             ------------------   ------------------
                                                              2002      2001       2002      2001
                                                             ------------------   ------------------
                                                             ------------------   ------------------
     a) Earnings

        Net income - common shareholders                       $ 240     $ 124      $ 696     $ 326
                                                             ========  ========   ========  ========
                                                             ========  ========   ========  ========


     b) Number of Common Shares at September 30                         2002                 2001
                                                                     ----------           ----------
                                                                     ----------           ----------

        Average number of common shares outstanding                  368,470,287          371,743,697
        Add:

            -Potential exercise of outstanding stock options           4,782,055           6,478,316
                                                                     -------------        ------------
                                                                     ---------------------------------
        Average number of common shares outstanding - diluted basis  373,252,342          378,222,013
                                                                     =================================
                                                                     ==========           ==========

     Earnings per Common Share ( a) divided by b) )

        Basic                                                 $0.653   $ 0.334    $ 1.889   $ 0.877
                                                             ========  ========   ========  ========
                                                             ========  ========   ========  ========

        Diluted                                               $0.646   $ 0.329    $ 1.865   $ 0.862
                                                             ========  ========   ========  ========
                                                             ========  ========   ========  ========


7.   Actuarial Liabilities - Material Assumption Changes

     Third quarter 2002 includes an addition of $46 ($41 in the shareholder account and $5 in the participating policyholder account) to the Adverse Development Reserve in London Reinsurance Group.

8.   Income Taxes

     Third quarter 2002 results include a $50 net reduction of provisions for income taxes due to favourable tax experience arising from the completion of tax audits. The impact of this reduction in provisions was an increase in after tax income of $41 in the shareholder account and $9 in the participating policyholder account.

9. Contingencies (changes since December 31, 2001 annual report)

     During the second quarter 2002, The Ontario Court of Appeal determined that the appeal of the approval of the London Life settlement agreement relating to the proposed class actions should not proceed. The approval is now final.

10.  Events of September 11, 2001

     2001 results include a charge of $73 after-tax in the shareholder account and $9 after-tax in the participating policyholder account related to claims provisions from the events of September 11, 2001, related to the reinsurance business.

11. Commitments (changes since December 31, 2001 annual report)

     On March 21, 2002, London Life completed its previously announced sale of its 82.9% indirect interest in London Guarantee Insurance Company which resulted in an after-tax gain of $31.

12.  Segmented Information
     Consolidated Operations

     For the three months ended September 30, 2002

                                                              Canadian Operations

                                         -------------------------------------------------------------------------
                                         -------------------------------------------------------------------------
                                                                                                Participating
                                            Shareholder                                          Policyholder

                                         --------------------------------------------------  ---------------------
                                         --------------------------------------------------  ----------
                                                      Individual                                Individual
                                                      Insurance &                                Insurance &

                                          Group    Investment    Reinsurance                 Investment  Total
                                         Insurance  Products  & SpecialtCorporate  Total     Products    Canada

                                         --------------------------------------------------  ---------------------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Income:

         Premium income                    $ 575      $ 167   $ 1,227       $ 3    $ 1,972     $ 335      $ 2,307
         Net investment income                52        112       103        29        296       215          511
         Fee and other income                 16         81         -         5        102         -          102
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Total income                            643        360     1,330        37      2,370       550        2,920
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Benefits and Expenses:

         Paid or credited to policyholders   481        194     1,345        11      2,031       503        2,534
         Other                               107         88         7         7        209        64          273
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Net operating income

         before income taxes                  55         78       (22)       19        130       (17)         113

     Income taxes                             21         32         2       (53)         2        (1)           1
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before minority and other

        interests                             34         46       (24)       72        128       (16)         112

     Minority and other interests              -          -         -         6          6       (16)         (10)
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before goodwill amortization  34         46       (24)       66        122         -          122

     Amortization of goodwill                  -          -         -         -          -         -            -
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income                             $ 34       $ 46     $ (24)     $ 66      $ 122       $ -        $ 122
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========

     -------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------

     Summary of Net Income

         Preferred shareholder dividends     $ -        $ -       $ -       $ 8        $ 8       $ -          $ 8
         Net income - common shareholders     34         46       (24)       58        114         -          114
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
         Net income                         $ 34       $ 46     $ (24)     $ 66      $ 122       $ -        $ 122
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========








     For the three months ended September 30, 2002

                                                              United States Operations

                                         ------------------------------------------------------------
                                         ------------------------------------------------------------
                                                                                    Participating
                                            Shareholder                              Policyholder

                                         ---------------------------------------  -------------------
                                         ---------------------------------------  ---------
                                         Employee  Financial                      Financial   Total      Total
                                         Benefits  Services   Corporate  Total    Services    U.S.      Company

                                         --------  ---------  ------------------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Income:

         Premium income                    $ 416      $ 312       $ -     $ 728       $ 75     $ 803      $ 3,110
         Net investment income                28        202        (1)      229        138       367          878
         Fee and other income                253         86         -       339          -       339          441
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Total income                            697        600        (1)    1,296        213     1,509        4,429
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Benefits and Expenses:

         Paid or credited to policyholders   346        434         1       781        207       988        3,522
         Other                               262         80        (9)      333          4       337          610
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Net operating income

         before income taxes                  89         86         7       182          2       184          297

     Income taxes                             23         25         9        57          2        59           60
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before minority and other

        interests                             66         61        (2)      125          -       125          237

     Minority and other interests              -          -         -         -          -         -          (10)
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before goodwill amortization  66         61        (2)      125          -       125          247

     Amortization of goodwill                  -          -         -         -          -         -            -
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income                             $ 66       $ 61      $ (2)    $ 125        $ -     $ 125        $ 247
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========

     -------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------

     Summary of Net Income

         Preferred shareholder dividends     $ -        $ -      $ (1)     $ (1)       $ -      $ (1)         $ 7
         Net income - common shareholders     66         61        (1)      126          -       126          240
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
         Net income                         $ 66       $ 61      $ (2)    $ 125        $ -     $ 125        $ 247
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========








     For the three months ended September 30, 2001

                                                              Canadian Operations

                                         -------------------------------------------------------------------------
                                         -------------------------------------------------------------------------
                                                                                                Participating
                                            Shareholder                                          Policyholder

                                         --------------------------------------------------  ---------------------
                                         --------------------------------------------------  ----------
                                                      Individual                                Individual
                                                      Insurance &                                Insurance &

                                          Group    Investment    Reinsurance                 Investment  Total
                                         Insurance  Products  & SpecialtCorporate  Total     Products    Canada

                                         --------------------------------------------------  ---------------------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Income:

         Premium income                    $ 515      $ 155     $ 853       $ 3    $ 1,526     $ 319      $ 1,845
         Net investment income                55        121       115        29        320       217          537
         Fee and other income                 15         80         -         3         98         -           98
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Total income                            585        356       968        35      1,944       536        2,480
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Benefits and Expenses:

         Paid or credited to policyholders   440        197     1,017         6      1,660       477        2,137
         Other                                97         89        12         6        204        61          265
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Net operating income

         before income taxes                  48         70       (61)       23         80        (2)          78

     Income taxes                             18         26        (7)        6         43         9           52
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before minority and other

        interests                             30         44       (54)       17         37       (11)          26

     Minority and other interests              -          -         1         5          6       (11)          (5)
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before goodwill amortization  30         44       (55)       12         31         -           31

     Amortization of goodwill                  6          7         2         -         15         -           15
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income                             $ 24       $ 37     $ (57)     $ 12       $ 16       $ -         $ 16
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========

     -------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------

     Summary of Net Income

         Preferred shareholder dividends     $ -        $ -       $ -       $ 7        $ 7       $ -          $ 7
         Net income - common shareholders     24         37       (57)        5          9         -            9
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
         Net income                         $ 24       $ 37     $ (57)     $ 12       $ 16       $ -         $ 16
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========








     For the three months ended September 30, 2001

                                                              United States Operations

                                         ------------------------------------------------------------
                                         ------------------------------------------------------------
                                                                                    Participating

                                            Shareholder                              Policyholder

                                         ---------------------------------------  -------------------
                                         ---------------------------------------  ---------
                                         Employee  Financial                      Financial   Total      Total
                                         Benefits* Services   Corporate  Total    Services    U.S.      Company

                                         --------  ---------  ------------------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Income:

         Premium income                    $ 429      $ 193       $ -     $ 622       $ 78     $ 700      $ 2,545
         Net investment income                28        195        (2)      221        134       355          892
         Fee and other income                297         90         -       387          -       387          485
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Total income                            754        478        (2)    1,230        212     1,442        3,922
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Benefits and Expenses:

         Paid or credited to policyholders   365        286         -       651        206       857        2,994
         Other                               293        110         4       407          3       410          675
         Special charges                       -          -         -         -          -         -            -
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Net operating income

         before income taxes                  96         82        (6)      172          3       175          253

     Income taxes                             33         26        (3)       56          2        58          110
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before minority and other

        interests                             63         56        (3)      116          1       117          143

     Minority and other interests              -          -         -         -          1         1           (4)
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before goodwill amortization  63         56        (3)      116          -       116          147

     Amortization of goodwill                  -          -         1         1          -         1           16
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income                             $ 63       $ 56      $ (4)    $ 115        $ -     $ 115        $ 131
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========

     -------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------

     Summary of Net Income

         Preferred shareholder dividends     $ -        $ -       $ -       $ -        $ -       $ -          $ 7
         Net income - common shareholders     63         56        (4)      115          -       115          124
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
         Net income                         $ 63       $ 56      $ (4)    $ 115        $ -     $ 115        $ 131
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========

     * see note 13


     For the nine months ended September 30, 2002

                                                              Canadian Operations

                                         -------------------------------------------------------------------------
                                         -------------------------------------------------------------------------
                                                                                                Participating

                                            Shareholder                                          Policyholder

                                         --------------------------------------------------  ---------------------
                                         --------------------------------------------------  ----------
                                                   Individual                                Individual
                                                      Insurance &                                Insurance &

                                          Group    Investment    Reinsurance                 Investment  Total
                                         Insurance  Products  & SpecialtCorporate  Total     Products    Canada

                                         --------------------------------------------------  ---------------------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Income:

         Premium income                  $ 1,652      $ 490   $ 2,882      $ 11    $ 5,035    $1,023      $ 6,058
         Net investment income               154        345       357        66        922       663        1,585
         Fee and other income                 50        251         1        14        316         -          316
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Total income                          1,856      1,086     3,240        91      6,273     1,686        7,959
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Benefits and Expenses:

         Paid or credited to policyholders 1,392        561     3,192        29      5,174     1,501        6,675
         Other                               318        281        20        19        638       192          830
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Net operating income

         before income taxes                 146        244        28        43        461        (7)         454
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Income taxes                             55         93         5       (58)        95        10          105
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before minority and other

        interests                             91        151        23       101        366       (17)         349

     Minority and other interests              -          -         1        17         18       (17)           1
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before goodwill amortization  91        151        22        84        348         -          348

     Amortization of goodwill                  -          -         -         -          -         -            -
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income                             $ 91      $ 151      $ 22      $ 84      $ 348       $ -        $ 348
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========

     -------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------

     Summary of Net Income

         Preferred shareholder dividends     $ -        $ -       $ -      $ 23       $ 23       $ -         $ 23
         Net income - common shareholders     91        151        22        61        325         -          325
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
         Net income                         $ 91      $ 151      $ 22      $ 84      $ 348       $ -        $ 348
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========








     For the nine months ended September 30, 2002

                                                              United States Operations

                                         ------------------------------------------------------------
                                         ------------------------------------------------------------
                                                                                    Participating

                                            Shareholder                              Policyholder

                                         ---------------------------------------  -------------------
                                         ---------------------------------------  ---------
                                         Employee  Financial                      Financial   Total      Total
                                         Benefits  Services   Corporate  Total    Services    U.S.      Company

                                         --------  ---------  ------------------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Income:

         Premium income                  $ 1,199      $ 773       $ -   $ 1,972      $ 277    $2,249      $ 8,307
         Net investment income                82        624        (4)      702        417     1,119        2,704
         Fee and other income                798        265         -     1,063          -     1,063        1,379
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Total income                          2,079      1,662        (4)    3,737        694     4,431       12,390
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Benefits and Expenses:

         Paid or credited to policyholders   955      1,133        (1)    2,087        672     2,759        9,434
         Other                               847        255         4     1,106         16     1,122        1,952
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Net operating income

         before income taxes                 277        274        (7)      544          6       550        1,004
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Income taxes                             90         86        (3)      173          5       178          283
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before minority and other

        interests                            187        188        (4)      371          1       372          721

     Minority and other interests              -          -         -         -          1         1            2
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before goodwill amortization 187        188        (4)      371          -       371          719

     Amortization of goodwill                  -          -         -         -          -         -            -
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income                            $ 187      $ 188      $ (4)    $ 371        $ -     $ 371        $ 719
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========

     -------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------

     Summary of Net Income

         Preferred shareholder dividends     $ -        $ -       $ -       $ -        $ -       $ -         $ 23
         Net income - common shareholders    187        188        (4)      371          -       371          696
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
         Net income                        $ 187      $ 188      $ (4)    $ 371        $ -     $ 371        $ 719
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========








     For the nine months ended September 30, 2001

                                                              Canadian Operations

                                         -------------------------------------------------------------------------
                                         -------------------------------------------------------------------------
                                                                                                Participating

                                            Shareholder                                          Policyholder

                                         --------------------------------------------------  ---------------------
                                         --------------------------------------------------  ----------
                                                   Individual                                Individual
                                                      Insurance &                                Insurance &

                                          Group    Investment    Reinsurance                 Investment  Total
                                         Insurance  Products  & SpecialtCorporate  Total     Products    Canada

                                         --------------------------------------------------  ---------------------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Income:

         Premium income                  $ 1,505      $ 484   $ 2,328      $ 11    $ 4,328     $ 986      $ 5,314
         Net investment income               162        382       337        88        969       663        1,632
         Fee and other income                 45        229         1        11        286         -          286
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Total income                          1,712      1,095     2,666       110      5,583     1,649        7,232
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Benefits and Expenses:

         Paid or credited to policyholders 1,293        612     2,631        20      4,556     1,404        5,960
         Other                               289        276        50        16        631       212          843
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Net operating income

         before income taxes                 130        207       (15)       74        396        33          429

     Income taxes                             51         77        (3)       20        145        33          178
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before minority and other

        interests                             79        130       (12)       54        251         -          251

     Minority and other interests              -          -         4        16         20         -           20
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before goodwill amortization  79        130       (16)       38        231         -          231

     Amortization of goodwill                 17         21         6         1         45         -           45
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income                             $ 62      $ 109     $ (22)     $ 37      $ 186       $ -        $ 186
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========

     -------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------

     Summary of Net Income

         Preferred shareholder dividends     $ -        $ -       $ -      $ 22       $ 22       $ -         $ 22
         Net income - common shareholders     62        109       (22)       15        164         -          164
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
         Net income                         $ 62      $ 109     $ (22)     $ 37      $ 186       $ -        $ 186
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========








     For the nine months ended September 30, 2001

                                                              United States Operations

                                         ------------------------------------------------------------
                                         ------------------------------------------------------------
                                                                                    Participating

                                            Shareholder                              Policyholder

                                         ---------------------------------------  -------------------
                                         ---------------------------------------  ---------
                                         Employee  Financial                      Financial   Total      Total
                                         Benefits* Services   Corporate  Total    Services    U.S.      Company

                                         --------  ---------  ------------------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Income:

         Premium income                  $ 1,274      $ 727       $ -   $ 2,001      $ 297    $2,298      $ 7,612
         Net investment income                79        629        (3)      705        399     1,104        2,736
         Fee and other income                856        272         -     1,128          -     1,128        1,414
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Total income                          2,209      1,628        (3)    3,834        696     4,530       11,762
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Benefits and Expenses:

         Paid or credited to policyholders 1,107      1,084        (1)    2,190        670     2,860        8,820
         Other                               905        292         7     1,204         14     1,218        2,061
         Special charges                     202          -         -       202          -       202          202
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Net operating income

         before income taxes                  (5)       252        (9)      238         12       250          679

     Income taxes                             (5)        77         -        72          8        80          258
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before minority and other

        interests                              -        175        (9)      166          4       170          421

     Minority and other interests              -          -         -         -          4         4           24
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before goodwill amortization   -        175        (9)      166          -       166          397

     Amortization of goodwill                  2          -         1         3          -         3           48
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income                             $ (2)     $ 175     $ (10)    $ 163        $ -     $ 163        $ 349
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========

     -------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------

     Summary of Net Income

         Preferred shareholder dividends     $ -        $ -       $ 1       $ 1        $ -       $ 1         $ 23
         Net income - common shareholders     (2)       175       (11)      162          -       162          326
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
         Net income                         $ (2)     $ 175     $ (10)    $ 163        $ -     $ 163        $ 349
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========

     * see note 13



13.  Special Charges

     2001 results include a non-recurring charge of $202 pre-tax ($132 after-tax) plus operating losses of $32 after-tax, both related to Alta
     Health & Life Insurance Company (Alta), an indirect wholly-owned subsidiary, reported as part of the Company's United States Employee
     Benefits segment. The total impact of Alta on net income for the three months ended September 30, 2001 was negligible.